                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 9, 2003

                              HELEN OF TROY LIMITED
             (Exact name of registrant as specified in its charter)

          BERMUDA                       0-23312                  74-2692550
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA
                        (Business Address of Registrant)

                             ONE HELEN OF TROY PLAZA
                              EL PASO, TEXAS 79912
                  (United States Mailing Address of Registrant)

       Registrant's telephone number, including area code: (915) 225-8000

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibits are furnished with this report on Form 8-K:

EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------
99.1              Press Release, dated July 9, 2003

99.2              Text of conference call held July 9, 2003

ITEM 9. REGULATION FD DISCLOSURE (PURSUANT TO "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         In accordance with the instructions of SEC Release Nos. 33-8216 and 34-47583, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is included under "Item 9. Regulation FD Disclosure." The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

         On July 9, 2003, Helen of Troy Limited issued a press release announcing its results for the fiscal quarter ending May 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 9, 2003, Helen of Troy Limited held a conference call discussing its results for the fiscal quarter ending May 31, 2003. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HELEN OF TROY LIMITED

Date: July 16, 2003                   By: /s/ Gerald J. Rubin
                                          ------------------------------------
                                      Name: Gerald J. Rubin
                                      Title: Chairman of the Board, Chief
                                             Executive Officer and President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
99.1              Press Release, dated July 9, 2003

99.2              Text of conference call held July 9, 2003